UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2018

GLOBAL SMART CAPITAL CORP.
(Exact name of Registrant as specified in its charter)

Nevada	333-201288	65-0611007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dan Feng Bai Lu Bldg

Unit #2401

Number 1003 Shen Nan Dong

Road,

Luohu District

Shenzhen District 518002

PRC China

(Address of principal executive offices, including zip code)

86 137 6037 8080

(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On January 3, 2018, Pritchett, Siler and Hardy PC resigned as the Company’s independent registered public accounting firm.

Pritchett, Siler and Hardy PC issued audit reports on the Company’s financial statements for the years ended November 30, 2015 and November 30, 2016.

The Pritchett, Siler and Hardy PC reports on the financial statements of the Company for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

Pritchett, Siler and Hardy PC reports on the financial statements of the Company for the past three years each contained going concern explanatory paragraphs.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Pritchett, Siler and Hardy PC resignation, there were no reportable events or disagreements with Pritchett, Siler and Hardy PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Pritchett, Siler and Hardy PC, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to Pritchett, Siler and Hardy PC, and requested that Pritchett, Siler and Hardy PC furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Pritchett, Siler and Hardy PC agrees with the statements made by the Company and, if not, stating the respects in which Pritchett, Siler and Hardy PC does not agree.

A copy of Pritchett, Siler and Hardy PC response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8-K.

On January 10, 2018, the Board of Directors of the Company approved the appointment of and engaged Haynie & Company.as the Company's new independent registered public accounting firm, subject to the completion of final acceptance procedures.

During the two most recent fiscal years and the interim period preceding our engagement of Haynie & Company we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Pritchett, Siler and Hardy P.C.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Smart Capital Corp.

By:	/s/ Johan Roux
Name:	Johan Roux
Title:	Chief Executive Officer

Dated: January 16, 2018

3